                                                                  EXHIBIT 99(ii)




                             SEARS, ROEBUCK AND CO.


                             INVESTOR PRESENTATION


                               ARTHUR C. MARTINEZ
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER



                                   APRIL 1999

SEARS, ROEBUCK AND CO.
-------------------------------------------------------------------------------
                                                                        OVERVIEW





1998 REVENUE : $41.3B
 FULL-LINE                              - 845 FULL-LINE STORES
 56%

 SPECIALTY RETAIL                       - 2,100 SPECIALTY STORES
 17%

 Credit                                 - LEADING SERVICES MARKET
 8%                                       SHARE IN MULTIPLE CATEGORIES

 SERVICES                               - LARGEST RETAIL CREDIT OPERATION
 11%

 Canada                                 - OWN KENMORE, CRAFTSMAN AND
 8%                                       DIEHARD BRANDS

                                        - SERVE 50 MILLION+ U.S. HOUSEHOLDS
                                          ANNUALLY

                                        - LEADING CANADIAN DEPARTMENT STORE

1998 WAS A YEAR OF CONSIDERABLE CHALLENGES
--------------------------------------------------------------------------------
                            EPS GROWTH BELOW THE PACE OF THE PREVIOUS FIVE YEARS




     ACCOMPLISHMENTS                         SHORTFALLS
     ---------------                         ----------

- TURNED AROUND CREDIT BUSINESS         - SHAREHOLDER VALUE CREATION
                                          BELOW STANDARD AND INDUSTRY
- REVENUE PERFORMANCE AND                 PERFORMANCE
  SHARE GAINS IN HARDLINES
  AUTHORITY CATEGORIES                  - WEAK APPAREL SALES AND MARGIN

- FAVORABLE DEVELOPMENT OF              - TIRE GROUP UNDERPERFORMED
  DEALER AND HARDWARE STORES
                                        - DECELERATION OF HOME SERVICES
- CONTINUED IMPROVEMENTS IN               GROWTH RATE
  SEARS CANADA

- STRONG COMPREHENSIVE
  EXPENSE MANAGEMENT

- DISPOSED OF UNDERPERFORMING,
  NON-STRATEGIC BUSINESSES

DECLINE IN RETAIL OPERATING INCOME OFFSET GAINS IN
SERVICES AND CREDIT
--------------------------------------------------------------------------------
                                          1998 RESULTS: $3.32 vs $3.27 PER SHARE









                            SEGMENT OPERATING INCOME
                            (AFTER INTEREST EXPENSE)





   Retail              Services              Credit              International
 ----------          ------------         --------------         -------------
 1997  1998          1997    1998          1997    1998          1997     1998
 ----  ----          ----    ----         ------  ------         ----     ----
 $928  $734          $361    $375         $1,005  $1,086         $142     $165


STRONG CREDIT IMPROVEMENT DROVE 36% EPS GROWTH IN
Q1 '99
--------------------------------------------------------------------------------
                                      FIRST QUARTER 1999 RESULTS: $0.38 vs $0.28








                            SEGMENT OPERATING INCOME
                            (AFTER INTEREST EXPENSE)



              Retail       Services       Credit       International
              ------       --------       ------       -------------
          1998   1999    1998   1999   1998   1999     1998    1999
          ----   ----    ----   ----   ----   ----     ----    ----
         $(61)  $(69)    $ 80  $ 75   $ 218  $ 269     $ 10   $ 17

WE ARE COMMITTED TO A TANGIBLE SET OF INITIATIVES FOCUSED
ON DELIVERING MEASUREABLE SHAREHOLDER VALUE
--------------------------------------------------------------------------------
                                                                 1999 PRIORITIES



- REVITALIZE FULL-LINE STORE REVENUE AND PROFIT GROWTH

- CONTINUE TO IMBED IMPROVEMENTS IN CREDIT PERFORMANCE

- AGGRESSIVELY MANAGE COSTS AND CASH FLOW

- INNOVATE AND GROW OPPORTUNITIES DEFINED BY CUSTOMER
  AUTHORITY AND MEANINGFUL VALUE-CREATION POTENTIAL

     - HOME SERVICES
     - SPECIALTY RETAIL
     - ELECTRONIC COMMERCE

REVITALIZE FULL-LINE STORE REVENUE AND PROFIT GROWTH
--------------------------------------------------------------------------------
                                                    WINNING STRATEGIC ADVANTAGES



- UNIQUELY POSITIONED TO SATISFY GROWING VALUE SOPHISTICATION
     -UNPARALLELED ASSORTMENT
     -COMBINE MALL VITALITY WITH VALUE LEADERSHIP
     -SUPERIOR CUSTOMER INFORMATION
     -EXCELLENT CROSS-MARKETING AND FINANCING OPPORTUNITIES
     -SIZE AND SCOPE TO LEVERAGE VENDOR PARTNERSHIPS
- CUSTOMER SATISFACTION MEASURES IMPROVING

- LOCATIONS ARE EXCELLENT

- DEMONSTRATING CONSISTENT LEVERAGE GAINS ON OPERATING
  EXPENSES

-5% RETAIL OPERATING MARGIN GOAL APPROPRIATE AND ATTAINABLE

REVITALIZE FULL-LINE STORE REVENUE AND PROFIT GROWTH
--------------------------------------------------------------------------------
                                COMPETITIVE AND CONSUMER ENVIRONMENT FOR APPAREL

- GROWING CONSUMER SOPHISTICATION ABOUT PRODUCT AND VALUE

- CREDIBILITY AND QUALITY OFF-MALL APPAREL COMPETITION HAS
  IMPROVED
     - WAL-MART
     - TARGET, KOHL'S

- STRONG CONTEMPORARY/LIFESTYLE APPEAL IN SPECIALTY CONCEPTS
     -GAP STORES, OLD NAVY
     -ABERCROMBIE & FITCH

REVITALIZE FULL-LINE STORE REVENUE AND PROFIT GROWTH
--------------------------------------------------------------------------------
                                                      EXTEND HARDLINES DOMINANCE
[KENMORE LOGO]

[GE LOGO]

[MAYTAG LOGO]                   - APPLIANCE SHARE UP 100 BASIS POINTS IN 1998

[WHIRLPOOL LOGO]                - CONSUMER ELECTRONICS PRODUCT CYCLE WILL
                                  DRIVE REVENUE AND SHARE GAINS
[CRAFTSMAN LOGO]
                                - TOOL AND LAWN & GARDEN SUPERSTORE
[PANASONIC LOGO]

[SONY LOGO]

[MAKITA LOGO]

[DIEHARD LOGO]

[TOSHIBA LOGO]

[HITACHI LOGO]

[DEWALT LOGO]

REVITALIZE FULL-LINE STORE REVENUE AND PROFIT GROWTH
--------------------------------------------------------------------------------
                                            REESTABLISH APPAREL MOMENTUM WITH AN
                                      UNEQUIVOCAL STATEMENT OF WHOLE-HOUSE VALUE

[CROSSROADS LOGO]

[FIRST ISSUE LOGO]            - SOFTLINES BUSINESS HAS GROWN AT HIGH
                                SINGLE DIGIT CAGR SINCE 1993
[APOSTROPHE LOGO]
                              - PRODUCT AND PRICING LARGELY IN PLACE
[LAURA SCOTT LOGO]
                              - MARKETING MESSAGE NEEDS
[SAG HARBOR LOGO]               REVITALIZATION

[NORTON MCNAUGHTON LOGO]      - CLARITY OF IN-STORE OFFER TO IMPROVE

[VANITY FAIR LOGO]

[ESPN LOGO]

[FIELDMASTER LOGO]

[TKS BASICS LOGO]

[REEBOK LOGO]

[OSHKOSH LOGO]

[HEALTH TEX LOGO]

CONTINUE TO IMPROVE CREDIT PERFORMANCE AND GROWTH
--------------------------------------------------------------------------------
                                                  KEY CREDIT PERFORMANCE METRICS



DOMESTIC PORTFOLIO, MANAGED BASIS ($ IN MILLIONS)

                                         1997           1998          CHANGE
                                        -------        -------       -------
AVERAGE MANAGED RECEIVABLES             $27,150        $27,922        +2.8%

PROVISION FOR BAD DEBTS                 $ 2,084        $ 2,024        (2.9)%

FINANCE CHARGE YIELD                      20.17%         20.18%          1bp

FUNDING RATE                               6.13%          6.00%       (13)bp

PROFIT CONTRIBUTION                     $ 1,005        $ 1,086        +8.1%


CONTINUE TO IMPROVE CREDIT PERFORMANCE AND GROWTH
--------------------------------------------------------------------------------
                              POWERFUL, SUSTAINABLE MANAGEMENT INITIATIVES DRIVE
                                    MEANINGFUL IMPROVEMENTS IN PORTFOLIO QUALITY
                       *
DELINQUENCIES= 60+ DAYS                 NET CHARGE-OFFS
[LINE GRAPH OMITTED]                    [LINE GRAPH OMITTED]






* Q4 DELINQUENCY DATA EXCLUDES TSYS ACCOUNTS
* SOURCE: FITCH CREDIT CARD PERFORMANCE INDEX

CONTINUE TO IMPROVE CREDIT PERFORMANCE AND GROWTH
--------------------------------------------------------------------------------
                                            ENHANCE SEARS CARD VALUE PROPOSITION






[SEARS CARD GRAPHIC]     - REDUCE ATTRITION, RESTORE BALANCE GROWTH

                         - NEW TECHNOLOGY/CAPABILITIES
                              -RISK BASED PRICING
                              -TRANSACTION LEVEL PRICING
                              -IMPROVED REWARDS PROGRAMS

                         - TARGETED, COMPELLING CREDIT PROMOTIONS

AGGRESSIVELY MANAGE COST AND CASH FLOW
--------------------------------------------------------------------------------
                     STRONG RECORD OF LEVERAGING COSTS; INVENTORY AN OPPORTUNITY



RETAIL SG&A

170bp OF SG&A LEVERAGE SINCE 1994   - RE-ENGINEER PROCESSES AND TECHNOLOGY

20.4%                               - IMPROVE 1 FULL TURN OVER NEXT 4 YEARS

      19.7%  19.8%   19.1%          - INVENTORY TAKE-OUT/AVOIDANCE OF $850
                                      MILLION

                            18.7    - INCREASE SVA BY $100 MILLION


1994  1995   1996    1997   1998

AGGRESSIVELY MANAGE COST AND CASH FLOW
--------------------------------------------------------------------------------
                          STRONG CASH FLOW THE BASIS OF SHARE REPURCHASE PROGRAM



                               SHARE REPURCHASE PROGRAM
                               ------------------------

                          - $1.5 BILLION AUTHORIZED OVER 3 YEARS

                          - FUND PROGRAM FROM FREE CASH FLOW

                          - REFLECTS STRONG FINANCIAL POSITION


$(Billions)

     CapEx                Free Cash(1)
  -----------             ------------
  1997   1998             1997    1998
  ----   ----             ----    ----
  $1.3   $1.2            -$0.5    $0.9





(1) DOMESTIC CASH FLOW ASSUMES CREDIT RECEIVABLES FUNDED AT 9:1 DEBT TO EQUITY

ACCELERATE SERVICES GROWTH IN NEW AND EXISTING CHANNELS
--------------------------------------------------------------------------------
                  REESTABLISH HOME SERVICES GROWTH COMMENSURATE WITH OPPORTUNITY



                          - SOLID 1998 IN PRODUCT SERVICES AND SERVICE CONTRACTS
1998 REVENUE $3.0B

PRODUCT      SERVICE      - HOME IMPROVEMENTS SERVICES DISAPPOINTED
SERVICES     CONTRACTS          - ROOFING, SIDING, CARPET, PEST CONTROL, HVAC
$1B          $1B                - MULTIPLE BUSINESS MODELS UNITED BY BRAND SEARS

                          - NEW LEADERSHIP FOCUS
        HOME                    - MARKETING EFFECTIVENESS
IMPROVEMENT SERVICES            - VERTICAL MECHANISMS TO SUPPORT CONSISTENCY
       $1B                      - HORIZONTAL MECHANISMS TO SUPPORT LEVERAGE
                                - EFFECTIVE QUALITY CONTROL

INNOVATE AND GROW
--------------------------------------------------------------------------------
                                                                SPECIALTY RETAIL


1998 REVENUE: $4.7B                       - FORMATS EXTEND CUSTOMER OFFERINGS IN
                                            AREAS OF GREATEST AUTHORITY
TIRE & BATTERY          DEALER
$2.3B                   $1.0B                 - DEALER STORES
                                              - HARDWARE STORES
           HARDWARE                           - TIRE AND BATTERY STORES
            $1.4B                             - THE GREAT INDOORS

                                          - 1999  ROLLOUTS PACED TO MATURITY OF
                                            BUSINESS DESIGN
                                              - 241 NEW STORES

INNOVATE AND GROW
--------------------------------------------------------------------------------
                                                                    SEARS ONLINE



- TARGETING AREAS OF GREATEST AUTHORITY

- SITE LAUNCH FEATURING APPLIANCES IS IMMINENT, WITH
  DISTINCTIVE SUPERIORITY IN:

     -ASSORTMENT
     -DELIVERY AND INSTALLATION
     -REPAIR SERVICES
     -PARTS
     -CREDIT
     -INFORMATION AND SOLUTIONS

- OBJECTIVE: TO BE THE DEFINITIVE ONLINE SOURCE FOR
  HOMEOWNERS

WE ARE FOCUSED ON THE MOST COMPELLING VALUE CREATION
OPPORTUNITIES
--------------------------------------------------------------------------------


MULTIPLE VALUE CAPTURE
[GRAPHIC OMITTED]


Merchandise     Brands        Service     Credit     Information          Total

CUSTOMER-CENTERED MULTIPLE VALUE DELIVERY
--------------------------------------------------------------------------------
                                 A POWERFUL DIFFERENTIATED PROPOSITION FEATURING
                              UNRIVALED BRANDS, VALUE, AND SOLUTIONS ORIENTATION



     FULL-LINE STORES          SPECIALTY CATALOGS


SPECIALTY RETAIL      CUSTOMER       HOME SERVICES


      E-COMMERCE                   CREDIT

                                    FUNDING

FUNDING SOURCES
--------------------------------------------------------------------------------
                                 WELL-DIVERSIFIED $25 BILLION DOMESTIC PORTFOLIO


YEAR END 1998

OTHER 2%                DISCRETE BONDS 24%     COMMERCIAL PAPER 16%
$0.4B                         $6.0B                      $4.1B


MEDIUM TERM NOTES 31%
                                               ASSET-BACKED 27%
    $7.8B                                           $6.7B







-DEBT TO TOTAL CAPITAL: 82%
-FIXED CHARGE COVERAGE: 2.1X

CURRENT RATING
--------------------------------------------------------------------------------
                                            PRIORITY TO MAINTAIN SINGLE-A RATING



                               RATINGS AS OF MARCH 1999
                     ---------------------------------------------
                                    STANDARD      DUFF&     FITCH
                       MOODY'S     & POOR'S      PHELPS     IBCA
                     ----------  ------------   --------  --------

SENIOR UNSECURED         A2           A-            A         A

COMMERCIAL PAPER        P-1           A-2          D-1       F-1

TERM SECURITIZATION     Aaa           AAA          AAA       AAA


FINANCING ACTIVITY
--------------------------------------------------------------------------------
                                           FREQUENT USER OF CAPITAL MARKETS WITH
                                              OVER $19 BILLION ISSUED SINCE 1995



ISSUANCE BY MATURITY                             ISSUANCE BY MARKET

5-6 YRS   <5 YRS   >6 YRS           DISCRETE  MEDIUM TERM NOTES   ASSET-BACKED
49%       24%      27%                BONDS        40%                 32%
                                       28%


SINCE 1997, ALMOST HALF OF SEARS DISCRETE UNSECURED ISSUANCE -- INCLUDING LAST YEAR'S $1 BILLION GLOBAL TRANSACTION -- HAS BEEN DESIGNED TO INCLUDE INTERNATIONAL INVESTORS

SEARS ROEBUCK ACCEPTANCE CORP (SRAC)
--------------------------------------------------------------------------------
                                                       SEARS PRIMARY FUNDING ARM



- FIRST TIER, WHOLLY-OWNED SUBSIDIARY

- DIRECT COMMERCIAL PAPER ISSUER
     -CONTINUOUS MARKET PRESENCE
     -$6.1 BILLION IN COMMITTED BANK FACILITIES
     -RELATIONSHIPS WITH OVER 650 INSTITUTIONAL INVESTORS

- OVER $11 BILLION OF LONG TERM DEBT OUTSTANDING

- $2.8 BILLION OF EQUITY; $18.2 BILLION OF ASSETS AT YEAR END 1998

- SAME CREDIT RATINGS AS SEARS

- FIXED CHARGE COVERAGE AND OWNERSHIP AGREEMENT

LIABILITY STRATEGY DRIVEN BY INTEREST RATES
--------------------------------------------------------------------------------
                                      As Interest Rates Have Declined, Sears has
                                    Extended the Repricing Term of the Portfolio







                [30-YEAR U.S. TREASURY RATE LINE GRAPH OMITTED]





                                 [BAR GRAPH]

YEARS
8    WEIGHTED AVERAGE YEARS TO REPRICING

6
                                        6.0
4                           4.1
                3.6
2    3.1

0
    1995        1996        1997        1998

MATURITY PROFILE
--------------------------------------------------------------------------------
                        TERM MATURITIES AVERAGE $3 BILLION ANNUALLY THROUGH 2003





                              [BAR GRAPH OMITTED]

SUMMARY
--------------------------------------------------------------------------------



- OUR CHALLENGES ARE CLEAR AND BEING ADDRESSED

- OUR SENSE OF URGENCY IS HIGH

- RESUMPTION OF REVENUE GROWTH AND APPROPRIATE
  PROFIT CONVERSION IS CRITICAL

- REVITALIZED MARKETING IS A KEY INGREDIENT

- MUST ALSO MAINTAIN FOCUS ON AND INVEST IN NEW
  CHANNELS

- STRONG BALANCE SHEET AND DIVERSE FUNDING SOURCES
  PROVIDE FINANCIAL FLEXIBILITY

- SINGLE-A TARGET DEBT RATING

SAFE HARBOR STATEMENT
--------------------------------------------------------------------------------

- THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY.

- FOR A DISCUSSION OF FACTORS THAT COULD AFFECT FORWARD LOOKING STATEMENTS, SEE THE REPORTS FILED BY SEARS AND SRAC WITH THE SECURITIES AND EXCHANGE COMMISSION.